UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):October 1, 2004

NIC INC.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	000-26621 (Commission File Number)	52-2077581 (I.R.S. Employer Identification No.)

10540 South Ridgeview Road
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

ITEM 7.01.  REGULATION FD DISCLOSURE

On October 1, 2004, NIC Inc. issued a press release announcing that it will hold a conference call with analysts and investors on Monday, October 4, 2004 at 9:00 a.m. (EDT) to comment on the state of Florida’s decision yesterday to terminate all enterprise IT outsourcing contracts.  A copy of the press release is furnished to the United States Securities and Exchange Commission with this report on Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 - Press release issued by NIC Inc. dated October 1, 2004, furnished solely for purposes of incorporation by reference to Item 7.01 herein.

Information in this Current Report that is being furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 7.01 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 7.01 of this Current Report contains is material investor information that is not otherwise publicly available.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2004	NIC Inc. /s/ Stephen M. Kovzan Stephen M. Kovzan Vice President, Financial Operations Chief Accounting Officer

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